Sub-Item 77Q(1)(e) - Copies of any new or amended registrant investment advisory contracts

On November 16, 2011, Old Westbury Funds, Inc. entered into Amendment No. 1 to the Investment Advisory Agreement dated November 16, 2011 between the Registrant and BIM on behalf of the Funds (the "Amendment"). A copy of the Amendment is incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A filed with the SEC on November 15, 2011.

On July 19, 2011, Old Westbury Funds, Inc. entered into a Sub-Advisory Agreement with Mondrian Investment Partners Limited, relating to the Global Small & Mid Cap Fund dated July 19, 2011 (the "Agreement"). A copy of the Agreement is incorporated herein by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 44 to Registrant's Registration Statement filed on November 15, 2011.

On November 16, 2011, Old Westbury Funds, Inc. entered into a Sub-Advisory Agreement dated November 16, 2011 among the Registrant, BIM and Oldfield Partners LLP with respect to the Large Cap Strategies Fund (the "Agreement"). A copy of the Agreement is incorporated herein by reference to Exhibit
(d)(ix) of Post-Effective Amendment No. 44 to Registrant's Registration Statement filed on November 15, 2011.

On November 16, 2011, Old Westbury Funds, Inc. entered into a Sub-Advisory Agreement dated November 16, 2011 among the Registrant, BIM and Sands Capital Management, LLC with respect to the Large Cap Strategies Fund (the "Agreement"). A copy of the Agreement is incorporated herein by reference to Exhibit
(d)(x) of Post-Effective Amendment No. 44 to Registrant's Registration Statement filed on November 15, 2011.

On November 16, 2011, Old Westbury Funds, Inc. entered into a Fee Waiver Commitment Letter of BIM and Bessemer Trust Company, N.A. dated November 16, 2011 (relating to the Large Cap Core Fund, Large Cap Strategies Fund, Global Small & Mid Cap Fund, Global Opportunities Fund, Fixed Income Fund, Municipal Bond Fund and Real Return Fund) (the "Letter"). A copy of the Letter is incorporated herein by reference to Exhibit (d)(xv) of Post-Effective Amendment No. 44 to Registrant's Registration Statement filed on November 15, 2011.